UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2024

CareMax, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39391	85-0992224
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 NW 57th Court Suite 400
Miami, Florida		33126
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 786 360-4768

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	CMAX	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for 1/30th of one share of Class A common stock	CMAXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 10, 2024, the Board of Directors (the “Board”) of CareMax, Inc., a Delaware corporation (the “Company”), appointed Mr. Paul Rundell, a Managing Director at Alvarez & Marsal North America, LLC (“A&M”), as Chief Restructuring Officer (“CRO”) of the Company.

Mr. Rundell, age 49, is a Managing Director in A&M’s restructuring practice, where he focuses on clients in the healthcare industry. Mr. Rundell has been with A&M since 2008. Prior to joining A&M, Mr. Rundell worked with several restructuring and interim management firms. Mr. Rundell has worked with numerous healthcare clients throughout the country, helping them navigate through financial and operational challenges, including serving as Interim Chief Executive Officer of 21st Century Oncology Holdings, Inc. from February 2017 through February 2018. Mr. Rundell is a Certified Insolvency and Restructuring Advisor (CIRA), a Certified Turnaround Professional (CTP) and a member of the Turnaround Management Association (TMA) and the Association of Insolvency and Restructuring Advisors (AIRA). Mr. Rundell holds a Bachelor’s Degree and a Master’s Degree in business administration from the University of Illinois.

Mr. Rundell’s compensation for the CRO position is included as part of the fees paid by the Company to A&M for overall services A&M provides to the Company. There are no additional, and no anticipated additional, compensatory arrangements between the Company and Mr. Rundell in connection with his performance as the Company’s Chief Restructuring Officer beyond such fees paid by the Company to A&M. Other than as disclosed in this Current Report on Form 8-K, there are no arrangements or understandings between Mr. Rundell and any other person pursuant to which Mr. Rundell was appointed to serve as CRO and there are no family relationships between Mr. Rundell and any director or executive officer of the Company. Other than as disclosed in this Current Report on Form 8-K, since the beginning of the Company’s last fiscal year, the Company has not engaged in any transactions, and there are no proposed transactions, or series of similar transactions, in which the Company was or is to be a participant and in which Mr. Rundell had a direct or indirect material interest in which the amount involved exceeds or exceeded $120,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 14, 2024	By:	/s/ Kevin Wirges
Name: Kevin Wirges Title: Executive Vice President, Chief Financial Officer and Treasurer